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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this registration statement of our report dated February 16, 2001, relating to the financial statements of Viisage Technology, Inc, appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.


                                                /s/ BDO Seidman,LLP
                                                -------------------
                                                BDO SEIDMAN, LLP


Boston, Massachusetts
July 12, 2001